Summary Prospectus and
Prospectus Supplement

June 29, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 29, 2018 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus and Prospectus dated April 30, 2018

Global Counterpoint Portfolio
(the "Fund")

As of the date hereof, the Fund has commenced operations. Accordingly, the Fund is now offered to investors.

Please retain this supplement for future reference.

  IFIGCPTSUMPROPSPT 6/18